ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)

(each series of the Trust is a “Fund,” and together the “Funds”)

Supplement dated June 11, 2021
 to the Statement of Additional Information dated April 30, 2021

This supplement updates certain information contained in the statement of additional information (“SAI”) and should be attached to the SAI and retained for future reference.

At a meeting held June 3, 2021, the shareholders of each Fund of the Trust approved revisions to the Funds’ fundamental restrictions regarding commodities and borrowing. Accordingly, as of the date of this supplement, the following changes are made to the SAI:
Fundamental Restriction No. 2, regarding investing in commodities, is deleted in its entirety and replaced with the following:
2.	No Fund may: Purchase or sell commodities except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Fundamental Restriction No. 8, regarding borrowing, is deleted in its entirety and replaced with the following:
8.	No Fund may: Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
In addition, the following non-fundamental policies, relating to prior Fundamental Restriction No. 8, are deleted in their entirety:
As a non-fundamental policy, which may be changed without the vote of shareholders, the following funds have more restrictive limits as follows:
AZL Government Money Market Fund 10% (with respect to a) above only)
AZL Moderate Index Strategy Fund 5%
As a non-fundamental policy, which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities, which are segregated, held in escrow, or in separate accounts in connection with a Fund’s investment practices described in the Funds’ Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.
  AZL-001-0421